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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 14, 2002
                                          ------------
                       (Date of earliest event reported)


                           HELLER FUNDING CORPORATION
                           --------------------------
                 HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-2
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 333-30207-02                         36-4165546
                 ------------                         ----------
          (Commission File Number)        (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                        60661
-----------------------------------------                        -----
(Address of principal executive offices)                       (Zip Code)


                                 (312) 441-7246
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.        Other Events
------         ------------

Attached, for the Distribution Date of May 14, 2002, is the Monthly Report, filed as Exhibit 99.

Item 7.        Financial Statements and Exhibits
------         ---------------------------------

(c) Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of May 14, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2002
       ------------


                                        HELLER FUNDING CORPORATION


                                        By:    /s/ Michele D. Pierce
                                               ---------------------------
                                               Michele D. Pierce
                                        Title: Vice President

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                                  EXHIBIT INDEX


Exhibit
Number         Document Description
------         --------------------

  99 Heller Funding Corporation - Monthly Report for the Distribution Date of May 14, 2002.